Taxes (Details) - Schedule of Financial Accounting Basis and Tax Basis of Assets and Liabilities - USD ($) $ in Thousands		Dec. 31, 2023	Dec. 31, 2022
Schedule of Financial Accounting Basis and Tax Basis of Assets and Liabilities [Abstract]
Net operating losses carryforward		$ 609	$ 2,300
Allowance for credit losses		913	874
Deferred income	[1]	267	279
Intangible assets	[2]	155	134
Operating lease liabilities		4,303
Subtotal		6,247	3,587
Less: valuation allowance
Deferred tax assets		6,247	3,587
Operating lease right-of-use assets		4,254
Deferred tax liabilities		$ 4,254

[1]	Deferred income represents the assets related government subsidies, which will amortize on a straight-line basis within the useful life of related assets. The tax basis is recognized when the Company received the subsidies.
[2]	Intangible asset represents the amortization temporary difference of licensed software. Management uses 10 years useful life as the tax basis, which is different from the 5 years useful life in accounting basis.